UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________

FORM 8-K
__________________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  April 7, 2009

RELIANCE BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Missouri (State or other jurisdiction of incorporation)	000-52588 (File Number)Commission	43-1823071 (I.R.S. Employer Identification No.)

10401 Clayton Road Frontenac, Missouri (Address of principal executive offices)	63131 (Zip Code)

(314) 569-7200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act.
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 7, 2009, Ralph W. Casazzone informed Reliance Bancshares, Inc. (the “Company”) that he will not stand for re-election as a member of the Board of Directors of the Company effective with the 2009 Annual Meeting of Shareholders.  Accordingly, Mr. Casazzone’s term as a director will expire at the conclusion of the Company’s 2009 Annual Meeting.  Mr. Casazzone resigned for personal reasons and there was no disagreement or dispute between Mr. Casazzone and the Company on any matter relating to the Company’s operations, policies or practices which led to his resignation.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Shell company transactions.

Not applicable.

(d) Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:                      April 9, 2009

RELIANCE BANCSHARES, INC. (Registrant)

By:	/s/ Dale E. Oberkfell
Name:	Dale E. Oberkfell
Title:	Chief Financial Officer